UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
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                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of report (Date of earliest event reported): October 3, 2006

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                              Calibre Energy, Inc.
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             (Exact Name of Registrant as Specified in Its Charter)

                                     Nevada
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                 (State or Other Jurisdiction of Incorporation)

                000-50830                                88-0343804
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        (Commission File Number)            (I.R.S. Employer Identification No.)

        1667 K St., NW, Ste. 1230
             Washington, DC                                20006
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(Address of Principal Executive Offices)                 (Zip Code)

       Registrant's telephone number, including area code: (202) 223-4401



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 5.02 Departure of Directors or Principal Officers; Election of Directors;
Appointment of Principal Officers


     On October 3, 2006 the Board of Directors of Calibre Energy, Inc. (the "Company") adopted a resolution expanding the Board of Directors to four
Directors, elected Derek L. Buntain as a Director of the Company and named him as a member of the Audit Committee, the Compensation Committee and the Nominating and Governance Committee of the Board of Directors. Mr. Buntain currently serves as the President of The Dundee Bank, a deposit taking institution which manages funds and trusts, provides mutual fund administration services to the offshore mutual and hedge fund industries, and operates a merchant banking portfolio. Mr. Buntain also serves as the President of Goodman & Company Limited (Bermuda) which structures tax efficient vehicles for international clients, manages their investments, and provides investment management to mutual funds. Over his 40 year career, Mr. Buntain has served as the Vice Chairman of Targa International Limited (1993-1996), a venture capital firm, Chairman of Pythonic Trading Company Limited (1989-1993), which traded physical food commodities world-wide, President of Canadian Express Limited (1987-1989), Director of Institutional Sales and Trading for Merrill Lynch Canada Inc. (1974-1984) and Director of Corporate Finance for Merrill Lynch Canada Inc. (1984-1987). Mr. Buntain began his career in 1964 at Burns Bros. and Denton Ltd. as a research analyst, rose to Director of Research from 1970-1972 and served as Director of Equity Trading from 1972-1974. In addition, Mr. Buntain holds a number of directorships in both Canadian listed companies and private companies and has served on a variety of their committees including audit, pension, human resource, corporate governance, compensation or stock buy-back committees.


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            CALIBRE ENERGY, INC.



Date:   October 16, 2006           By:   /s/ Prentis B. Tomlinson, Jr.
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                                      Name: Prentis B. Tomlinson, Jr., President


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